The GAMCO Global Growth Fund

A Series of GAMCO Global Series Funds, Inc.

SUMMARY PROSPECTUS April 30, 2015

Class A (GGGAX), C (GGGCX), I (GGGIX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated April 30, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective

The GAMCO Global Growth Fund (the “Global Growth Fund” or the “Fund”) primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

Fees and Expenses of the Global Growth Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Growth Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the “Classes of Shares” on page 30 of the Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.47%	0.47%	0.47%

Total Annual Fund Operating Expenses(1)	1.72%	2.47%	1.47%
Fee Waiver and/or Expense Reimbursement(1)	—	—	(0.47)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.72%	2.47%	1.00%

(1)	The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Class I Shares to the extent necessary to maintain the Total Amended Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.00%. Under this same arrangement, the Global Growth Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Global Growth Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 1.00% for Class I Shares after giving effect to the repayment. This arrangement is in effect until May 1, 2016, and may be terminated only by the Board of Directors of the Company before such time.

Expense Example

This example is intended to help you compare the cost of investing in the Global Growth Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Global Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$740	$1,086	$1,455	$2,488
Class C Shares	$350	$770	$1,316	$2,806
Class I Shares	$102	$419	$758	$1,717

You would pay the following expenses if you did not redeem your shares of the Global Growth Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$740	$1,086	$1,455	$2,488
Class C Shares	$250	$770	$1,316	$2,806
Class I Shares	$102	$419	$758	$1,717

Portfolio Turnover

The Global Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Growth Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Global Growth Fund’s performance. During the most recent fiscal year, the Global Growth Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Global Growth Fund will invest at least 65% of its total assets in common stocks of companies which the portfolio manager believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Global Growth Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a “global” fund, the Global Growth Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Fund’s total net assets is invested in securities of non-U.S. issuers or related investments thereof.

To achieve the Global Growth Fund’s primary objective of capital appreciation, the Adviser employs a disciplined investment program focusing on the globalization and interactivity of the world’s market place. The Global Growth Fund invests in companies at the forefront of accelerated growth.

The Global Growth Fund invests primarily in common stocks of foreign and domestic mid-capitalization and large-capitalization issuers. In addition to growth rates, stock valuation levels are important in the stock selection process as the Global Growth Fund seeks stocks that are attractively priced relative to their projected growth rates. The Global Growth Fund seeks to build a portfolio diversified by geographic region, industry sectors and individual issues within industry sectors. The Global Growth Fund invests primarily in developed markets but may invest in emerging markets as well. The Global Growth Fund invests in companies with a wide range in market capitalizations, from small to large.

Principal Risks

You May Want to Invest in the Global Growth Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek to diversify your investments outside the U.S.

The Global Growth Fund’s share price will fluctuate with changes in the market value of the Global Growth Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Your investment in the Global Growth Fund is not guaranteed; you may lose money by investing in the Global Growth Fund. When you sell Global Growth Fund shares, they may be worth less than what you paid for them.

Investing in the Global Growth Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Global Growth Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Global Growth Fund holds, then the value of the Global Growth Fund’s shares may decline.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the Global Growth Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Global Growth Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•

Smaller Capitalization Risk.    Risk is greater for the securities of smaller capitalization companies (including small unseasoned companies that have been in operation for less than three years) because such companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Global Growth Fund by showing changes in the Global Growth Fund’s performance from year to year and by showing how the Global Growth Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. As with all mutual funds, the Global Growth Fund’s past performance (before and after taxes) does not predict how the Global Growth Fund will perform in the future. Updated information on the Global Growth Fund’s results can be obtained by visiting www.gabelli.com.

GLOBAL GROWTH FUND

(Total Returns for Class A Shares for the Years Ended December 31)*

*	Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund’s returns would be less than those shown.

During the calendar years shown in the bar chart, the highest return for a quarter was 21.12% (quarter ended June 30, 2009), and the lowest return for a quarter was (24.15)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the years ended December 31, 2014 with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Global Growth Fund Class A Shares
Return Before Taxes	(2.07)%	10.24%	6.94%
Return After Taxes on Distributions	(3.60)%	9.31%	6.46%
Return After Taxes on Distributions and Sale of Fund Shares	0.12%	8.14%	5.62%
Class C Shares Return Before Taxes	2.12%	10.72%	6.77%
Class I Shares (first issued on 1/11/08) Return Before Taxes	4.32%	11.87%	7.79%
MSCI AC World Index (reflects no deduction for fees, expenses, or taxes)	4.16%	9.17%	6.09%
Lipper Global Large Cap Growth Fund Classification (reflects no deduction for fees, expenses, or taxes)	2.79%	10.67%	7.14%

The returns shown for Class I Shares prior to their first issuance dates are those of Class AAA Shares of the Global Growth Fund, which are not offered in this Prospectus. All classes of the Global Growth Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Global Growth Fund shares through tax deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class A Shares. Actual after-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC (the “Adviser”) serves as the adviser to the Global Growth Fund.

The Portfolio Managers. Messrs. Caesar M.P. Bryan, Senior Vice President of the Adviser, and Howard F. Ward, CFA, Director — Growth Products of the Adviser, have served as portfolio managers of the Global Growth Fund since 1994.

Purchase and Sale of Fund Shares

The minimum initial investment for Class A and Class C Shares must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.

Your minimum initial investment for Class I Shares must be at least $500,000. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million.

You can purchase or redeem shares of the Global Growth Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Global Growth Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Global Growth Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

You can also place orders to purchase or sell Fund shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with G.distributors, LLC (“G.distributors” or the “Distributor”), an affiliate of the Adviser. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Global Growth Fund expects that distributions will generally be taxable as ordinary income or long-term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Global Growth Fund through a broker-dealer or other financial intermediary (such as a bank), the Global Growth Fund and its related companies may pay the intermediary for the sale of Global Growth Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Growth Fund over another investment. For more information, turn to “Third Party Arrangements” on page 37 of the Prospectus. Ask your salesperson or visit your financial intermediary’s website for more information.

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442 multi 2015